NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

MCIG, INC.
CONVERTIBLE PROMISSORY NOTE

$25,000.00	Melbourne, Florida
June 15, 2016

FOR VALUE RECEIVED, MCIG, INC., a Nevada corporation (the “Payor” or the "Company"), hereby absolutely and unconditionally promises to pay to Arcadier & Associates, PLLC a Florida professional limited liability company (the "Holder"), or order, the principal amount Twenty Five Thousand Dollars ($25,000.00), together with simple interest on such principal amount at the rate of 10% per annum.

1. Payments and Maturity.

At any time upon or after the earlier of (i) the one-year anniversary of this Note, or (ii) an Event of Default (the “Maturity Date”), if this Note has not been converted in accordance with the terms of Section 2 below, Holder may demand payment of the entire outstanding principal balance of this Note and all unpaid accrued interest thereon. All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal. An “Event of Default” means (a) the commencement by the Company of a proceeding in bankruptcy, (b) the consent of the Company to a proceeding in bankruptcy filed against it by another party, or (c) the appointment of a receiver, liquidator, assignee or trustee of the Company’s assets for the benefit of the creditors.

2. Conversion

The Holder may convert this Note into shares of the company’s common stock (MCIG) at at 20% discount to the previous five-day closing average. If on or after six-months from the date of the Note, the Holder elects to convert, all or a portion of the outstanding debt, the Company shall DWAC the shares into the broker account of the Holder free of legend. Upon conversion of this Note, the Company shall be forever released from all of its obligations and liabilities with respect to the principal amount and accrued interest.

Upon Conversion of this Note, Holder shall surrender this Note, duly endorsed, at the principal offices of the Company. This Note will be deemed converted on the date of the first closing of the Next Financing. At its expense, the Company will, as soon as possible thereafter, issue and deliver to Holder, at such address as requested by the Holder, a certificate or certificates for the number of membership units to which the Holder is entitled upon such conversion.

No fractional shares of the Company’s membership units will be issued upon conversion of this Note. All fractions shall be rounded up to the next whole number.

3. Representations and Warrants of Holder.

This Note is issued to Holder in reliance upon the Holder’s representation to the Company, which by Holder’s execution of this Note Holder here confirms, that this Note and the securities issuable upon the conversion thereof (together the “Securities”) will be acquired for investment for Holder’s own account, not as a nominee or agent, and not with the view to the resale or distribution of any part thereof, and that Holder has no present intention to selling, granting any participation in, or otherwise distributing the same. By executing this Note, Holder further represents that Holder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. Holder has not been formed for the specific purpose of acquiring the Securities.

Holder understands that the Securities have not been, and will not be, registered under the Act, by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Holder’s representations as expressed herein. Holder understands that the Securities are “restricted securities” under U.S. federal and state securities laws and that, pursuant to these laws, Holder must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

6. Notices.

a. All notices, reports and other communications required or permitted hereunder shall be in writing and may be delivered in person, by telecopy with written confirmation, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (i) if to an Investor, at such Investor's address set forth in the Purchase Agreement (or such other address as such Investor shall have furnished the Company in writing) and (ii) if to the Company at the address set forth at the beginning of the Purchase Agreement (or such other address as the Company shall have furnished the Investors in writing).

b. Each such notice, report or other communication shall for all purposes under this Note be treated as effective or having been given when delivered if delivered personally or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if sent by telecopier with written confirmation, at the earlier of (i) 24 hours after confirmation of transmission by the sending telecopier machine or (ii) delivery of written confirmation.

7. Miscellaneous.

No failure or delay by the Lender to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The provisions of this Note are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Note expresses the entire understanding of the parties with respect to the transactions contemplated hereby. The Company and every endorser and guarantor of this Note regardless of the time, order or place of signing hereby waives presentment, demand, protest and notice of every kind, and assents to any extension or postponement of the time for payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

If Lender retains an attorney for collection of this Note, or if any suit or proceeding is brought for the recovery of all, or any part of, or for protection of the indebtedness respected by this Note, then the Company agrees to pay all costs and expenses of the suit or proceeding, or any appeal thereof, incurred by the Lender, including without limitation, reasonable attorneys' fees.

This Note shall for all purposes be governed by, and construed in accordance with the laws of the State of Florida (without reference to conflict of laws).

This Note shall be binding upon the Company's successors and assigns, and shall inure to the benefit of the Lender's successors and assigns.

8. In no event shall the interest rate and other charges under this Note exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that Lender has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the outstanding principal amount hereunder and the provisions thereof shall be deemed amended to provide for the highest permissible rate. If there is no outstanding principal amount under this Note, Lender shall refund such excess to the Company.

9. This Note has been issued for legal services provided by the Holder. The funding shall be held in Escrow by the Holder, which may be withdrawn into the Holder’s operating account on a monthly basis in accordance with billings. In the event the Holder does not utilize the total amount of this Note, the remaining balance shall be deducted from the Note total.

IN WITNESS WHEREOF, the Company has caused this Secured Promissory Note to be executed by its duly authorized officer to take effect as of the date first hereinabove written.

mCig, Inc. a Nevada Company

By:
Title:	Chief Executive Officer
By:	Paul Rosenberg

AGREED TO AND ACCEPTED:

Title: Name:	Managing Partner Maurice Arcadier

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